UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2025

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14303	38-3161171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive Detroit, Michigan 48211-1198
(Address of principal executive offices) (Zip Code)

(313) 758-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events.

As previously disclosed, on January 29, 2025, American Axle & Manufacturing Holdings, Inc., a Delaware corporation (“AAM” or the “Company”), issued an announcement pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers disclosing the terms of a recommended offer by the Company to acquire the entire issued and to be issued share capital of Dowlais Group plc (“Dowlais”), a public limited company incorporated in England and Wales (the “Combination”). On May 15, 2025, the Company filed a preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) (the “Preliminary Proxy Statement”) in connection with (i) the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of the Company’s common stock, par value $0.01 per share (“AAM Common Stock,” and each share thereof, an “AAM Share” and, collectively, the “AAM Shares”), from 150,000,000 AAM Shares to 375,000,000 AAM Shares; and (ii) the proposed issuance (the “Share Issuance”) of new AAM Shares representing the stock consideration in the Combination. On June 2, 2025, the Company filed a definitive proxy statement on Schedule 14A with the SEC in connection with the Charter Amendment and the Share Issuance (as supplemented by the Current Report on Form 8-K filed by the Company with the SEC on June 9, 2025, the “Proxy Statement”). The special meeting of AAM’s stockholders (“AAM Stockholders”) to approve, among other things, the Charter Amendment and the Share Issuance, will be held virtually on July 15, 2025, at 8:00 a.m., Eastern Time (the “Special Meeting”).

Following the filing of the Preliminary Proxy Statement and as of the date of this Current Report on Form 8-K (this “Current Report”), which amends and supplements the information in the Proxy Statement, twelve (12) demand letters (the “Demand Letters”) have been received by the Company from purported AAM Stockholders challenging disclosures made in the Preliminary Proxy Statement or the Proxy Statement. The Demand Letters generally allege that the Preliminary Proxy Statement or the Proxy Statement contains disclosure deficiencies in violation of Sections 14(a) and 20(a) of the U.S. Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder. The Demand Letters seek corrective disclosures to the Proxy Statement in advance of the Special Meeting.

On June 19, 2025 and June 20, 2025, complaints were filed (collectively, the “Complaints”) alleging, among other things, that the Preliminary Proxy Statement or the Proxy Statement omitted material information that rendered it incomplete or misleading. The lawsuits, each filed by purported AAM Stockholders in an individual capacity, were filed in the Supreme Court of the State of New York and are captioned Weiss v. American Axle & Manufacturing Holdings, Inc. et al. (S.C.N.Y. June 19, 2025) and Clark v. American Axle & Manufacturing Holdings, Inc. et al. (S.C.N.Y. June 20, 2025). The Plaintiffs in the Complaints allege negligent misrepresentation and concealment in violation of New York State common law, and are seeking to enjoin the defendants from taking any steps to consummate the Combination until the defendants disclose certain allegedly material information in the Proxy Statement in advance of the Special Meeting or, in the event the Combination is consummated, to rescind the Combination or recover actual and punitive damages resulting from the defendants’ alleged conduct described in the Complaints.

The Company and the other named defendants deny that they have violated any laws, believe that the claims asserted in the Demand Letters and the Complaints are without merit and that the disclosures in the Preliminary Proxy Statement and the Proxy Statement comply fully with applicable law. However, solely to reduce risk of the Complaints or Demand Letters delaying or adversely affecting the closing of the Combination, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company is voluntarily providing the supplemental information set forth in this Current Report. Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental information set forth herein. To the contrary, the Company specifically takes the position that no further disclosure of any kind was or is required to supplement the Preliminary Proxy Statement or the Proxy Statement under applicable laws.

This Current Report is being filed to amend and supplement the information contained in the Proxy Statement, and the information contained in this Current Report is incorporated by reference into the Proxy Statement. The supplemental information herein should be read in conjunction with the Proxy Statement, which we urge you to read in its entirety. To the extent that information contained in this Current Report differs from, or updates information contained in, the Proxy Statement, the information contained in this Current Report shall supersede or supplement (as applicable) the applicable information contained in the Proxy Statement. Except as otherwise described in this Current Report or the documents referred to, contained in or incorporated by reference in this Current Report, the Proxy Statement, the annexes to the Proxy Statement and the documents referred to, contained in or incorporated by reference in the Proxy Statement are not otherwise modified, supplemented or amended. All page references in this Current Report are to pages in the Proxy Statement. Terms used in this Current Report, but not otherwise defined herein, have the meanings ascribed to such terms in the Proxy Statement.

The supplemental information herein will not change the consideration to be paid to Dowlais Shareholders in connection with the Combination or the timing of the Special Meeting. The AAM Board continues to unanimously recommend that AAM Stockholders vote “FOR” the proposals to be voted on at the Special Meeting described in the Proxy Statement.

If you have not already submitted a proxy for use at the Special Meeting, you are urged to do so promptly. This Current Report does not affect the validity of any proxy card or voting instructions that AAM Stockholders may have previously received or delivered. No action is required by any AAM Stockholder who has previously delivered a proxy or voting instructions and who does not wish to revoke or change such proxy or voting instructions.

SUPPLEMENTAL DISCLOSURES TO THE PROXY STATEMENT

1.	The disclosure under the caption “Information about the Combination—Opinion of J.P. Morgan—Public Trading Multiples” beginning on page 71 of the Proxy Statement is hereby amended and restated as follows (with the new text in bold and underlined):

Public Trading Multiples. Using publicly available information, J.P. Morgan compared selected financial data of AAM with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to AAM and Dowlais. The companies selected by J.P. Morgan were:

•	BorgWarner
•	Linamar
•	Garrett Motion
•	Dana
•	Martinrea
•	Nemak

None of the selected companies reviewed is identical or directly comparable to AAM or Dowlais, and certain of these companies may have characteristics that are materially different from those of AAM or Dowlais. However, these companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered sufficiently similar in certain respects to AAM or Dowlais. The analysis necessarily involves complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than they would affect AAM or Dowlais. For each public reference company, publicly available financial information through the twelve months ended December 31, 2025, was measured. The results of this review were as follows:

Company	FV to 2025E Adjusted EBITDA Multiple
BorgWarner	4.8x
Linamar	3.4x
Garrett Motion	5.9x
Dana	5.4x
Martinrea	2.6x
Nemak	3.9x

Based on these values, J.P. Morgan selected a range of 3.5x – 5.0x of Enterprise Value to Adjusted EBITDA. These multiples were then applied to AAM’s Adjusted EBITDA for the fiscal year ended December 31, 2025, of $727 million, assuming AAM’s net debt and other debt-like items, of approximately $2,072 million, yielding implied share prices for AAM Shares of approximately $3.80 to $12.60 per share. These multiples were also applied to Dowlais’ Adjusted EBITDA for the fiscal year ended December 31, 2025, of $693 million, assuming Dowlais’ net debt and other debt-like items, of approximately $1,252 million, yielding implied trading values for Dowlais Shares of approximately £0.70 to £1.30 per share.

2.	The disclosure under the caption “Information about the Combination—Opinion of J.P. Morgan—Selected Transaction Analysis” beginning on page 72 of the Proxy Statement is hereby amended and restated as follows (with the new text in bold and underlined; deleted text in ~~bold and strikethrough~~):

Selected Transaction Analysis. Using publicly available information, J.P. Morgan examined selected transactions of companies that are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered sufficiently similar in certain respects to AAM or Dowlais. Specifically, J.P. Morgan reviewed the following transactions:

Date	Target	Acquiror	FV to LTM EBITDA Multiple
November 2024	TI Fluid Systems	Apollo	5.5x
February 2022	Tenneco	Apollo	4.9x
January 2020	Delphi	BorgWarner	5.7x
September 2019	~~Alpha~~AAM Iron Castings	Gamut	4.9x
July 2019	Tower International	KPS	5.5x
April 2012	JL French	Nemak	4.1x

Based on these values, J.P. Morgan selected a range of 4.0x – 5.5x of Adjusted EBITDA. These multiples were then applied to AAM’s Adjusted EBITDA for the fiscal year ended December 31, 2024, of $749 million, assuming AAM’s net debt and other debt-like items, yielding implied share prices for AAM Shares of approximately $7.50 and $16.50 per share. These multiples were also applied to Dowlais’ Adjusted EBITDA for the fiscal year ended December 31, 2024, of $630 million, assuming Dowlais’ net debt and other debt-like items, yield implied trading values for Dowlais Shares of approximately £0.70 to £1.30 per share.

3.	The disclosure under the caption “Information about the Combination—Opinion of J.P. Morgan—AAM Discounted Cash Flow Analysis” beginning on page 72 of the Proxy Statement is hereby amended and restated as follows (with the new text in bold and underlined):

AAM Discounted Cash Flow Analysis. J.P. Morgan conducted a discounted cash flow analysis of AAM for the purpose of determining the fully diluted equity value per AAM Share. J.P. Morgan calculated the unlevered free cash flows that AAM is expected to generate during fiscal years 2025 through 2029 based upon financial projections prepared by the management of AAM through the years ended 2029. J.P. Morgan also calculated a range of terminal asset values of AAM at the end of the five-year period ending 2029 by applying a terminal growth rate ranging from (0.5)% to 0.5% of the unlevered free cash flow of AAM during the final year of the five-year period. The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 8.00% to 9.50%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of AAM. The present value of the unlevered free cash flows and the range of terminal asset values were then adjusted for AAM’s cash balance as of the fiscal year end December 31, 2024, and total debt. Based on the adjusted management projections and a discount rate ranging from 8.00% to 9.50%, the discounted cash flow analysis indicated a range of equity values of between $13.20 and $22.10 per AAM Share, with approximately 123.8 million AAM Shares outstanding on a fully-diluted basis, round to the nearest tenth, on a stand-alone basis (i.e., without synergies).

4.	The disclosure under the caption “Information about the Combination—Opinion of J.P. Morgan—Dowlais Discounted Cash Flow Analysis” beginning on page 72 of the Proxy Statement is hereby amended and restated as follows (with the new text in bold and underlined):

Dowlais Discounted Cash Flow Analysis. In addition, J.P. Morgan conducted a discounted cash flow analysis of Dowlais for the purpose of determining the fully diluted equity value per Dowlais Share. J.P. Morgan calculated the unlevered free cash flows that Dowlais is expected to generate during fiscal years 2025 through 2029 based upon financial projections prepared by the management of AAM through the years ended 2029. J.P. Morgan also calculated a range of terminal asset values of Dowlais at the end of the five-year period ending 2029 by applying a terminal growth rate ranging from (0.5)% to 0.5% of the unlevered free cash flow of Dowlais during the final year of the five-year period. The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 8.00% to 9.50%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Dowlais. The present value of the unlevered free cash flows and the range of terminal asset values were then adjusted for Dowlais’ cash balance as of the fiscal year end December 31, 2024, and total debt. Based on the adjusted management projections and a discount rate ranging from 8.00% to 9.50%, the discounted cash flow analysis indicated a range of equity values of between £0.90 and £1.50 per Dowlais Share, with approximately 1,359.1 million Dowlais Shares outstanding on a fully-diluted basis, round to the nearest tenth, on a stand-alone basis (i.e., without synergies).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL)

Cautionary Statement Regarding Forward-Looking Statements

In this Current Report, AAM makes statements concerning its and Dowlais’ expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of AAM and Dowlais to consummate the Combination in a timely manner or at all; future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects and business; and management strategies and the expansion and growth of AAM’s and the combined company’s operations. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect AAM’s or the combined company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the SEC, including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. AAM expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its or Dowlais’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Current Report may be deemed to be solicitation material in respect of the Combination, including the Charter Amendment and the Share Issuance. In connection with the Charter Amendment and the Share Issuance, AAM filed the Proxy Statement with the SEC on June 2, 2025. To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of AAM Shares in connection with the Combination would not be expected to require registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that AAM exercises its right to elect to implement the Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the AAM Shares that would be issued in the Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY AAM WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (INCLUDING THIS CURRENT REPORT) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AAM, THE COMBINATION AND RELATED MATTERS. Investors and shareholders are able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by AAM with the SEC at the SEC’s website at https://www.sec.gov/. In addition, investors and shareholders are able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by AAM with the SEC at https://www.aam.com/investors.

PARTICIPANTS IN THE SOLICITATION

AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM Stockholders in respect of the Combination, including the Charter Amendment and the Share Issuance. Information regarding AAM’s directors and executive officers is contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 14, 2025, the definitive proxy statement on Schedule 14A for AAM’s 2025 annual meeting of stockholders, which was filed with the SEC on March 20, 2025, the Current Report of AAM, which was filed with the SEC on March 17, 2025, and the Current Report of AAM, which was filed with the SEC on May 2, 2025 (SEC Accession No. 0001062231-25-000064). Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by AAM. These documents may be obtained free of charge from the SEC’s website at https://www.sec.gov/ and AAM’s website at https://www.aam.com/investors.

No Offer or Solicitation

This Current Report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date:	July 7, 2025	By:	/s/ Matthew K. Paroly
Matthew K. Paroly
Vice President, General Counsel & Secretary